UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2012

Wolverine World Wide, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-06024	38-1185150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9341 Courtland Drive Rockford, Michigan	49351
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (616) 866-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On September 24, 2012, Wolverine World Wide, Inc. (the “Company”) announced that it intends to offer $375 million aggregate principal amount of senior notes due 2020 to certain institutional investors in an unregistered offering (the “144A Offering”). In connection with the 144A Offering, the Company disclosed certain information to prospective investors in a preliminary offering memorandum dated September 24, 2012 (the “Preliminary Offering Memorandum”). Pursuant to Regulation FD, the Company is furnishing as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6 the following information: (i) certain subsections of the section of the Preliminary Offering Memorandum captioned “Summary”; (ii) the section of the Preliminary Offering Memorandum captioned “Risk factors—Risks related to our business”; (iii) the section of the Preliminary Offering Memorandum captioned “Capitalization”; (iv) the section of the Preliminary Offering Memorandum captioned “Unaudited pro forma consolidated condensed financial information,” which includes the unaudited pro forma financial statements reflecting the Company’s acquisition of the Performance + Lifestyle Group business (the “PLG Business”) of Collective Brands, Inc. (“CBI”); (v) certain subsections of the section of the Preliminary Offering Memorandum captioned “Management’s discussion and analysis of financial condition and results of operations” regarding the PLG Business, including the subsections captioned “—The Transactions,” “—Results of operations of the PLG Business” and “—Pro forma liquidity and capital resources”; (vi) the audited financial statements of the PLG Business for the fiscal years ended January 28, 2012, January 29, 2011 and January 30, 2010 and the unaudited financial statements of the PLG Business for the 26 weeks ended July 28, 2012 and July 30, 2011.

The information in this Item 7.01, including Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

As described in Item 7.01, on September 24, 2012, the Company announced the commencement of the 144A Offering. The Company intends to use the net proceeds from the 144A Offering to finance, in part, its acquisition of the PLG Business, repay any amounts outstanding under, and terminate, its existing revolving credit facility, repay certain of CBI’s indebtedness, and pay related fees and expenses. A copy of the press release announcing the 144A Offering is attached as Exhibit 99.7 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Subsections of “Summary” section of the Preliminary Offering Memorandum.

99.2	“Risk factors—Risks related to our business” section of the Preliminary Offering Memorandum.

99.3	“Capitalization” section of the Preliminary Offering Memorandum.

99.4	“Unaudited pro forma consolidated condensed financial information” section of the Preliminary Offering Memorandum.

99.5	Subsections of “Management’s discussion and analysis of financial condition and results of operations” section of the Preliminary Offering Memorandum.

99.6	Audited financial statements of the PLG Business for the fiscal years ended January 28, 2012, January 29, 2011 and January 30, 2010 and unaudited financial statements of the PLG Business for the 26 weeks ended July 28, 2012 and July 30, 2011.

99.7	Press release, dated September 24, 2012, announcing the 144A Offering.

Forward-Looking Statements

This report contains forward-looking statements. In addition, words such as “estimates,” “anticipates,” “believes,” “forecasts,” “plans,” “predicts,” “projects,” “is likely,” “expects,” “intends,” “should,” “will,” variations of such words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“Risk Factors”) that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. Risk Factors include, among others: the possibility that the acquisition of the PLG Business does not close; the Company’s ability to realize the benefits of the acquisition of the PLG Business on a timely basis or at all; the Company’s ability to combine its businesses and the PLG Business successfully or in a timely and cost-efficient manner; failure to obtain any required financing on favorable terms; the degree of business disruption relating to the acquisition of the PLG Business; the Company’s ability to successfully develop its brands and businesses; changes in interest rates, tax laws, duty structures, tariffs, quotas or applicable assessments in countries of import and export including anti-dumping measures and trade defense actions; changes in consumer preferences, spending patterns, buying patterns or price sensitivity;

changes in future pension funding requirements and pension expenses; the ability to secure and protect owned intellectual property or use licensed intellectual property; cancellation of orders for future delivery, or the failure of the Department of Defense to exercise future purchase options, award new contracts or the cancellation of existing contracts by the Department of Defense or other military purchasers; changes in planned customer demand, re-orders or at-once orders; changes in relationships with, including the loss of, significant customers; the availability and pricing of footwear manufacturing capacity; reliance on foreign sourcing; failure of international licensees and distributors to meet sales goals or to make timely payments on amounts owed; disruption of technology systems; regulatory or other changes affecting the supply or price of materials used in manufacturing; the impact of regulatory or legal proceedings and legal compliance risks; the availability of power, labor and resources in key foreign sourcing countries, including China; the cost, availability and management of raw materials, inventories, services and labor for owned and contract manufacturers; the impact of competition and pricing; the impact of restrictions on, or changes in the value of, foreign currencies; the development of new initiatives; the risks of doing business in developing countries, and politically or economically volatile areas; retail buying patterns; consolidation in the retail sector; changes in economic and market conditions, including the financial and credit markets, on the Company, its suppliers and customers; acts and effects of war and terrorism; seasonality and weather; problems affecting the Company’s distribution system, including service interruptions at shipping and receiving ports; the failure to maintain the security of personally identifiable and other information of customers, stockholders and employees; and additional factors discussed in the Company’s reports filed with the Securities and Exchange Commission and exhibits thereto. Other Risk Factors exist, and new Risk Factors emerge from time to time that may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Furthermore, the Company undertakes no obligation to update, amend or clarify forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 24, 2012	WOLVERINE WORLD WIDE, INC. (Registrant)

/s/ R. Paul Guerre
R. Paul Guerre Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Document

99.1	Subsections of “Summary” section of the Preliminary Offering Memorandum.

99.2	“Risk factors—Risks related to our business” section of the Preliminary Offering Memorandum.

99.3	“Capitalization” section of the Preliminary Offering Memorandum.

99.4	“Unaudited pro forma consolidated condensed financial information” section of the Preliminary Offering Memorandum.

99.5	Subsections of “Management’s discussion and analysis of financial condition and results of operations” section of the Preliminary Offering Memorandum.

99.6	Audited financial statements of the PLG Business for the fiscal years ended January 28, 2012, January 29, 2011 and January 30, 2010 and unaudited financial statements of the PLG Business for the 26 weeks ended July 28, 2012 and July 30, 2011.

99.7	Press release, dated September 24, 2012, announcing the 144A Offering.